Product Name:	Aetos Capital Distressed Investment Strategies Fund, LLC
As of January 31, 2005

Product Description:	The Aetos Capital Distressed Investment Strategies Fund allocates its assets among a select group of funds that invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations.

Total Firm Assets[1]:	$3,025MM

Total FoHF Assets:	$1,939MM

Total Strategy Assets[2]:	$1,239MM – Separate Accounts
$701MM – Funds/Portfolios

Auditor:	PricewaterhouseCoopers, LLP

Custodian:	SEI Private Trust Company, Inc.

Sub-Strategy Allocation[3]

Terms[4]
Management Fee	1.0% (0.75% on investments of $25mm+)
Performance Fee	10.0%
Hurdle Rate	T-bills
High Water Mark	Yes
Minimum Investment	$1 Million
Contributions	Monthly
Lock-Up	1 Year
Redemptions	Quarterly
Notice Period	60 Days

Investment Performance[5] (US$)
	2005	2004	2003	2002
January	0.49%	2.52%	1.77%	—
February	—	0.58%	0.68%	—
March	—	0.30%	0.68%	—
April	—	0.16%	2.56%	—
May	—	0.26%	1.54%	—
June	—	1.00%	2.27%	—
July	—	0.34%	0.00%	—
August	—	0.51%	0.69%	—
September	—	0.75%	2.19%	0.06%
October	—	0.76%	1.87%	-0.30%
November	—	2.04%	1.19%	1.98%
December	—	1.56%	1.86%	1.21%
Year to Date	0.49%	11.25%	18.71%	2.97%

Chief Investment Officer:	For More Information Please Contact:	Andrea Bollyky (212) 201-2518	abollyky@aetoscapital.com
Anne Casscells - Menlo Park, CA		David Tonkovich (212) 201-2532	dtonkovich@aetoscapital.com

Aetos Capital: Portfolios and Products

Assets Under Management:

[1]	Total Firm Assets =	Aetos Absolute Return - $1,939MM

Aetos Fund Advisory - $346MM

Aetos Real Estate - $740MM

[2]	Aetos Capital currently offers the following hedge fund of funds strategies to our clients:

Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets: Aetos Capital Conservative Portfolio (lower volatility)
Aetos Capital Balanced Portfolio (moderate volatility)
Aetos Capital Growth Portfolio (higher volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client’s name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

[3] Historical Sector Exposures:

Dec-02		Dec-03		Mar-04		Jun-04		Sep-04
Strategy	%	Strategy	%	Strategy	%	Strategy	%	Strategy	%
Secured and Unsecured Bonds & Debt	84%	Secured and Unsecured Bonds & Debt	84%	Secured and Unsecured Bonds & Debt	85%	Secured and Unsecured Bonds & Debt	81%	Secured and Unsecured Bonds & Debt	80%
Preferred and Other Equity	10%	Preferred and Other Equity	9%	Preferred and Other Equity	8%	Preferred and Other Equity	9%	Preferred and Other Equity	9%
Rescue Financing	0%	Rescue Financing	4%	Rescue Financing	3%	Rescue Financing	5%	Rescue Financing	5%
CDS and Other	6%	CDS and Other	3%	CDS and Other	4%	CDS and Other	5%	CDS and Other	6%

[4] Terms:

Standard terms associated with an investment in the Funds through the investment program described in the prospectuses

[5] Investment Performance:

Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Advisor. Returns would have been lower without such waivers and reimbursements. Past performance is not indicative of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider the investment objectives, risks, and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

Aetos Capital, LLC • 875 Third Avenue • New York, NY 10022 • (212) 201-2509

Aetos Alternatives Management, LLC • 2180 Sand Hill Road • Menlo Park, CA 94025 • (650) 234-1860